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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)         October 3, 2002
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                        TeraForce Technology Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                       0-11630                 76-0471342
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



         1240 East Campbell Road, Richardson, Texas                 75081
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          (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code        (469) 330-4960
                                                   -----------------------------



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The Company hereby amends "Item 5. Other Events" and "Item 7. Financial
Statements and Exhibits" of its Current Report on Form 8-K filed on October 21, 2002, dated October 3, 2002, to include the following:

ITEM 5. OTHER EVENTS.

As part of our previously announced financial restructuring, on October 29, 2002, the Company completed the sale of 4,166,666 shares of common stock for $.12 per share to six private investors for aggregate net cash proceeds of $500,000. The Company will apply the net proceeds to working capital. Including sales of common stock that were completed earlier in October 2002, the Company has (i) repaid or reduced indebtedness by $2,000,000, and (ii) privately placed 6,250,000 shares of the Company's common stock for $.12 per share to raise $750,000 in working capital.

The Company has entered into registration rights agreements with each of these six investors, and has agreed to file a registration statement with the Securities and Exchange Commission under the Securities Act of 1933 (the Securities Act) registering the resale of the 4,166,666 shares of common stock purchased by the investors no later than November 30, 2002.

The Company's sales of common stock were exempt from registration pursuant to
Section 4(2) of the Securities Act and pursuant to Rule 506 of Regulation D of the Securities Act. A Rule 506 exemption was available for these sales because the Company sold only to accredited investors; the Company did not solicit or advertise the sales; a restrictive legend was placed on each certificate issued describing the restrictions against resale; and a Form D was filed with the Securities and Exchange Commission and in each state where the individual investors reside.

The Company is currently pursuing discussions to raise additional equity capital, but there can be no assurance that the Company will be successful in its efforts.

The Company is in the process of completing the restructuring of its other debt obligations. The Company believes it has an agreement in principle regarding $600,000 in notes payable by the Company in favor of a private investor who provided the letter of credit for the June 1, 2001, Bank One, N.A. Credit Agreement, as amended. The tentative agreement is to exchange these notes for a new note with a maturity of September 15, 2003. The Company also believes it has an agreement in principle to amend its $1,500,000 Loan Agreement with Bank One, N.A., dated October 12, 2001, that is also guaranteed by this private investor. Under the tentative agreement the maturity of this facility's term would be extended to September 15, 2003, and the private investor would continue to provide an unconditional guarantee of the Bank One facility. The Company has not reached definitive agreements for either of these contemplated transactions. There can be no assurance that these proposed arrangements will be completed as described or that they will be completed at all.

These statements in "Other Events" regarding our expectations in terms of raising additional equity capital and restructuring our indebtedness are forward-looking statements as defined in Section 27A of the Securities Act of 1933. We use the words "may," "will," "expect,"



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"anticipate," "believe," "continue," "intend," or other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations and/or state other "forward-looking" information. Events may occur in the future that we are unable to accurately predict, or over which we have no control. If one or more of these uncertainties materialize, or if underlying assumptions prove incorrect, actual outcomes may vary materially from those forward-looking statements included in this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired: N/A

     (b) Pro Forma Financial Information: N/A


     (c) Exhibits:

   Exhibit             Description of Exhibit

     4.1       Form of Securities Purchase Agreement

     4.2       Form of Registration Rights Agreement

     4.3       Schedule of Investors

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TeraForce Technology Corporation
                                       -----------------------------------------
                                                    (Registrant)


Date: November 12, 2002                     By: /s/ Herman M. Frietsch
     -------------------                    ------------------------------------
                                                       (Signature)
                                                   Herman M. Frietsch
                                               Chairman of the Board and CEO



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                                INDEX TO EXHIBITS

   EXHIBIT
   NUMBER                    DESCRIPTION
   -------                   -----------
     4.1       Form of Securities Purchase Agreement

     4.2       Form of Registration Rights Agreement

     4.3       Schedule of Investors